UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (date of earliest event reported): July 7, 2015


                                STRAINWISE, INC.
                        -------------------------------
             (Exact name of Registrant as specified in its charter)



        Utah                          000-52825              20-8980078
--------------------             --------------------    ---------------------
(State or other jurisdiction    (Commission File No.)       (IRS Employer
of incorporation)                                          Identification No.)

                        1350 Inde-pendence St., Suite 300
                               Lakewood, CO 80215
                            ------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (303) 736-2442

                                       N/A
                          ----------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


     On June 29, 2015 Shawn Phillips resigned as an officer and director of the Company.

     Erin Phillips will continue her role as a director and as the Company's President and Chief Financial and Accounting Officer.

     Mr. Phillips resigned his positions with the Company in order to devote more time to his marijuana dispensaries and cultivation and grow facilities. There were no disagreements with the Company's operations, practices or policies in connection with the resignation of Mr. Phillips.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 7, 2015

                                         STRAINWISE, INC.


                                         By: /s/ Erin Phillips
                                             -----------------------------
                                             Erin Phillips, President